UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 1, 2002


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-2207            38-0471180
         -----------------            --------------    --------------
         (State or other              (Commission       (I.R.S. Employer
          jurisdiction of              File No.)         Identification No.)
          incorporation of
          organization)


          280 Park Avenue
          New York, NY                                         10017
          -----------------------------                 -----------------
          (Address of principal executive office)           (Zip Code)


       Registrant's telephone number, including area code: (212) 451-3000


          -----------------------------                 -----------------
          (Former name or former address,                  (Zip Code)
           if changed since last report)






Item 5.  Other Events

     On May 1, 2002 Triarc Companies, Inc. announced that it has submitted a bid to acquire Sybra, Inc., the second largest franchisee of the Arby's(R)brand. Sybra, Inc., a subsidiary of I.C.H. Corporation and currently in Chapter 11, owns and operates 239 Arby's restaurants in nine states located primarily in Michigan, Texas, Pennsylvania, New Jersey and Florida.


     In return for 100% of the equity of a reorganized Sybra, Triarc would make a $10 million investment and Sybra would remain exclusively liable for its long-term debt and capital lease obligations, which aggregated approximately $104 million as of December 29, 2001, on terms to be agreed upon. In addition, Triarc would make available $2 million to be paid to ICH's creditors.

     In February 2002, ICH and its principal subsidiaries, including Sybra, each voluntarily filed petitions for reorganization under chapter 11 of the Bankruptcy Code. Sybra has stated that the purpose of the filings was to separate Sybra's Arby's operations from certain ongoing ICH liabilities related to ICH's former ownership of the California-based Lyon's restaurant chain. To date, the filings appear to have helped preserve Sybra's Arby's operations, allowing essentially all of Sybra's restaurants to continue to operate without disruption.

     There can be no assurance that the proposed acquisition of Sybra will be accepted by Sybra or its creditors or approved by the Bankruptcy Court. In addition, there can be no assurance that such acquisition will be completed, or, if completed, that Sybra will be successfully integrated with the operations of Triarc and its subsidiaries, including Arby's, Inc.

     A copy of the press release with respect to the proposed acquisition is being filed as an exhibit hereto.

Item 7.  Exhibits

         (c)  Exhibits

         99.1  - Press release dated May 1, 2002.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                            TRIARC COMPANIES, INC.


                                            By: Brian L. Schorr
                                                ----------------------------
                                                Brian L. Schorr
                                                Executive Vice President
                                                and General Counsel

Dated: May 1, 2002




                                  EXHIBIT INDEX

Exhibit
No.             Description                                 Page No.
                -----------                                 --------

99.1            Press release dated May 1, 2002